Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into
(i) the Company's previously filed Registration Statements on Form S-8, File Nos. 33-37325, 33-39416, 33-48752, 33-48753 and 33-80479, and (ii) the Company's
previously filed Registration Statement on Form S-3, File No. 333-8851.



                                           /s/ ARTHUR ANDERSEN LLP
                                           --------------------------
                                           ARTHUR ANDERSEN LLP




Washington, D.C.
March 6, 1997